UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14A-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Horizon Global Corporation
(Name of Registrant as Specified in its Charter)

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EXPLANATORY NOTE
Horizon Global Corporation, a Delaware corporation (the "Company"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on June 7, 2019 in connection with the solicitation of proxies for electing the board of directors of the Company at the Company's 2019 annual meeting of stockholders.
THE FOLLOWING RELEASE WAS ISSUED OVER BUSINESS WIRE ON JUNE 7, 2019

FOR IMMEDIATE RELEASE

CONTACT:	Christi Cowdin
Director, Corporate Communications & Investor Relations
(248) 593-8810
ccowdin@horizonglobal.com

HORIZON GLOBAL INITIATES PROCESS TO EXPLORE SALE OF ITS ASIA-PACIFIC SEGMENT
Company Considering Various Alternatives to Reduce Debt

Troy, Michigan, June 7, 2019 – Horizon Global Corporation (NYSE: HZN), the world’s leading manufacturer of branded towing and trailering equipment, announced today that the Company has initiated a formal process to explore the sale of its Asia-Pacific (“APAC”) business segment, with Jefferies engaged to run the process. The expected proceeds from the sale of APAC would result in a significant reduction of the Company’s debt, while allowing the management team to focus on the core Americas segment and the business improvement initiatives underway in the Europe-Africa segment.
Carl Bizon, President and Chief Executive Officer of Horizon Global, commented, “Our APAC segment is an exceptional business with a great team of employees that operates as a nearly stand-alone business. While we think the business has attractive growth prospects, we are laser-focused on reducing our current debt burden, and a potential sale of APAC is one of a variety of initiatives we are considering to achieve this objective. We also believe the business would continue to thrive and serve its customers very well under new ownership.”

Bizon concluded, “As we pursue various alternatives to reduce our debt, we continue to focus on our core Americas business and the ongoing business improvement initiatives in Europe-Africa. With a stronger balance sheet and a deep focus on our remaining segments, we expect to restore the profitability of Horizon Global to historical levels and maximize value for our shareholders.”

There is no assurance that the process to explore the sale of the APAC segment or other debt reduction alternatives under consideration will result in any transaction or the adoption of any other strategic alternative. The Company does not intend to comment further regarding the process unless or until a definitive transaction agreement is reached, another strategic alternative is approved by Horizon Global’s Board of Directors, or the Board determines to conclude the process.

About Horizon Global
Horizon Global is the #1 designer, manufacturer and distributor of a wide variety of high-quality, custom-engineered towing, trailering, cargo management and other related accessory products in North America, Australia and Europe. The Company serves OEMs, retailers, dealer networks and the end consumer as the category leader in the automotive, leisure and agricultural market segments. Horizon provides its customers with outstanding products and services that reflect the Company's commitment to market leadership, innovation and operational excellence. The Company’s mission is to utilize forward-thinking technology to develop and deliver best-in-class products for our customers, engage our employees and create value for our shareholders. Horizon Global is home to some of the world’s most recognized brands in the towing and trailering industry, including: BULLDOG, Draw-Tite, Fulton, Hayman Reese, Reese, ROLA, Tekonsha, and Westfalia. Horizon Global has approximately 4,200 employees in 37 facilities across 18 countries. For more information, please visit www.horizonglobal.com.
Forward-Looking Statements
This release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,”

“plan” or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company’s ability to regain compliance with the NYSE’s continued listing standards and maintain such compliance; the Company’s leverage and its ability to reduce its debt; the Company’s ability to successfully complete the sale of its APAC segment of the business; liabilities imposed by the Company’s debt instruments; the Company’s ability to meet its covenants in the agreements governing its debt, including the requirement to reduce its first lien term loan, or obtain any amendments or waivers thereto; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions, including the impact of any tariffs, quotas or surcharges; the Company’s accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company’s business and industry; the spin-off from TriMas Corporation; the success of our Action Plan, including the actual amount of savings and timing thereof; the success of our business improvement initiatives in Europe-Africa, including the amount of savings and timing thereof; the Company's exposure to product liability claims from customers and end users, and the costs associated therewith; and other risks that are discussed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
SCHEDULE 14a — Press Release
THE COMPANY HAS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION RELATING TO THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. THE COMPANY STRONGLY ADVISES ALL STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN THE COMPANY'S PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT FILED ON MAY 24, 2019.